UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 17, 2021

W. R. GRACE & CO.
(Exact name of registrant as specified in its charter)

Delaware	1-13953	65-0773649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7500 Grace Drive, Columbia, Maryland 21044-4098
(Address of principal executive offices) (Zip Code)

(410) 531-4000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

W. R. GRACE & CO.

FORM 8-K
CURRENT REPORT

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 17, 2021, W. R. Grace & Co., a Delaware corporation (“Grace”), held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 26, 2021, by and among W. R. Grace Holdings LLC (formerly Gibraltar Acquisition Holdings LLC), a Delaware limited liability company (“Parent”), Gibraltar Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Grace, pursuant to which Merger Sub will merge with and into Grace (the “Merger”), with Grace surviving the Merger as a wholly owned subsidiary of Parent.

As of August 9, 2021, the record date for the Special Meeting, there were 66,270,051 shares of common stock, par value $0.01 per share, of Grace (“Common Stock”), outstanding, each of which was entitled to one vote for each proposal at the Special Meeting.  At the Special Meeting, a total of 46,227,330 shares of Common Stock, representing approximately 69.76% of the outstanding shares of Common Stock entitled to vote, were present in person or by proxy, constituting a quorum to conduct business.

At the Special Meeting, the following proposals were considered:

(1)	the proposal to adopt the Merger Agreement;

(2)
the proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Grace’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement; and

(3)
the proposal to adjourn the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the proposal to adopt the Merger Agreement at the time of the Special Meeting.

The proposals were approved by the requisite vote of Grace’s stockholders.

The final voting results for each proposal are set forth below.  For more information on each of these proposals, see Grace’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 10, 2021.

1.          Proposal to adopt the Merger Agreement:

For	Against	Abstain

46,055,069	133,576	38,684

2.
Proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Grace’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement:

For	Against	Abstain

25,514,190	20,544,485	168,654

3.
Proposal to adjourn the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the proposal to adopt the Merger Agreement at the time of the Special Meeting:

For	Against	Abstain

44,352,299	1,753,927	121,102

Although Proposal No. 3 was approved by the votes indicated above, an adjournment of the Special Meeting was not necessary due to the approval of Proposal No. 1.

Pursuant to the terms of the Merger Agreement, the completion of the Merger remains subject to various customary conditions, including (1) the absence of an order, injunction or law prohibiting the Merger, (2) the accuracy of the other party’s representations and warranties, subject to certain materiality standards set forth in the Merger Agreement, (3) compliance in all material respects with the other party’s obligations under the Merger Agreement and (4) no Company Material Adverse Effect (as defined in the Merger Agreement) having occurred since the date of the Merger Agreement.  As of the date of this Current Report on Form 8-K, Grace expects to complete the Merger on September 22, 2021.

Item 8.01	Other Events.

On September 17, 2021, Grace issued a press release announcing the adoption of the Merger Agreement by its stockholders.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit	Location
99.1	Press Release dated September 17, 2021	Filed herewith
104	Cover Page Interactive Data File (formatted as Inline XBRL and included in Exhibit 101)	Filed herewith

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this communication may contain forward-looking statements, that is, information related to future, not past, events.  Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions.  Forward-looking statements include, without limitation, statements regarding:  financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; capital and other expenditures; impact of COVID-19 on Grace’s business; competitive positions; growth opportunities for existing products; benefits from new technology; benefits from cost reduction initiatives; succession planning; markets for securities; the anticipated timing of closing of the Merger and the potential benefits of the Merger.  Grace is subject to risks and uncertainties that could cause actual results or events to differ materially from its projections or that could cause forward-looking statements to prove incorrect.   Factors that could cause actual results or events to differ materially from those contained in the forward-looking statements include, without limitation:  risks related to foreign operations, especially in areas of active conflicts and in emerging regions; the costs and availability of raw materials, energy, and transportation; the effectiveness of Grace’s research and development and growth investments; acquisitions and divestitures of assets and businesses; developments affecting Grace’s outstanding indebtedness; developments affecting Grace’s pension obligations; legacy matters (including product, environmental, and other legacy liabilities) relating to past activities of Grace; its legal and environmental proceedings; environmental compliance costs (including existing and potential laws and regulations pertaining to climate change); the inability to establish or maintain certain business relationships; the inability to hire or retain key personnel; natural disasters such as storms and floods; fires and force majeure events; the economics of our customers’ industries, including the petroleum refining, petrochemicals, and plastics industries, and shifting consumer preferences; public health and safety concerns, including pandemics and quarantines; changes in tax laws and regulations; international trade disputes, tariffs, and sanctions; the potential effects of cyberattacks; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the failure to satisfy any of the other conditions to the completion of the Merger; risks relating to the financing required to complete the Merger; the effect of the announcement of the Merger on the ability of Grace to retain and hire key personnel and maintain relationships with its customers, vendors and others with whom it does business, or on its operating results and businesses generally; the effects of the Merger on the integration of the Fine Chemistry Services business acquired by Grace from Albemarle Corporation for approximately $570 million, which was announced by Grace on February 26, 2021 and consummated on June 1, 2021; risks associated with the disruption of management’s attention from ongoing business operations due to the Merger; the ability to meet expectations regarding the timing and completion of the Merger; significant transaction costs, fees, expenses and charges; the risk of litigation and/or regulatory actions related to the Merger; other business effects, including the effects of industry, market, economic, political, regulatory or world health conditions (including new or ongoing effects of the COVID-19 pandemic), and other factors detailed in Grace’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2020 and Grace’s other filings with the SEC, which are available at http://www.sec.gov and on Grace’s website at www.grace.com. Our reported results should not be considered as an indication of our future performance.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Grace undertakes no obligation to release publicly any revisions to our projections and forward-looking statements, or to update them to reflect events or circumstances occurring after the dates those projections and statements are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ Cherée Johnson
Cherée Johnson
Senior Vice President, General Counsel, and Secretary

Dated: September 17, 2021